Exhibit 99.1

XERIS PHARMACEUTICALS STOCKHOLDERS APPROVE ACQUISITION OF STRONGBRIDGE BIOPHARMA

CHICAGO, IL, September 14, 2021 – Xeris Pharmaceuticals, Inc. (Nasdaq: XERS) (“Xeris”) today announced that its stockholders have voted to approve the previously announced proposed acquisition of Strongbridge Biopharma plc (NASDAQ: SBBP) (“Strongbridge”) by Xeris.

At the special meeting of Xeris stockholders held on September 14, 2021, approximately 97% of the shares voted were cast in favor of the acquisition, representing approximately 59% of Xeris’ total outstanding shares of common stock. Xeris will file a Form 8-K disclosing the full voting results. The acquisition was previously approved by Strongbridge shareholders. Upon close of the acquisition, the business of Xeris and Strongbridge will be combined under an entity called Xeris Biopharma Holdings, Inc.

“On behalf of Xeris’ Board of Directors and executive management team, I would like to thank our stockholders, as well as the shareholders of Strongbridge for the overwhelming support of the acquisition,” said Paul R. Edick, Chairman of the Board and CEO of Xeris. “With the combination of Xeris and Strongbridge as Xeris Biopharma Holdings, we will be an innovative leader in endocrinology and neurology, with a differentiated technology platform well-positioned to meet the unmet needs of the patients we serve. We are eager to close the transaction in early October, integrate the companies, and realize the value that we expect to be created by this combination.”

The acquisition is expected to close early in the fourth quarter of 2021, subject to customary closing conditions.

About Xeris Pharmaceuticals, Inc.

Xeris (Nasdaq: XERS) is a pharmaceutical company delivering innovative solutions to simplify the experience of administering important therapies that people rely on every day around the world.

With a novel technology platform that enables ready-to-use, room-temperature stable formulations of injectable drug, the company is advancing a portfolio of solutions in various therapeutic categories, including its first commercial product, Gvoke® in the U.S. Its proprietary XeriSol™ and XeriJect™ formulation technologies have the potential to offer distinct advantages over conventional product formulations, including eliminating the need for reconstitution, enabling long-term, room-temperature stability, significantly reducing injection volume, and eliminating the requirement for intravenous (IV) infusion. With Xeris’ technology, new product formulations are designed to be easier to use by patients, caregivers, and health practitioners and help reduce costs for payers and the healthcare system.

Xeris is headquartered in Chicago, IL. For more information, visit www.xerispharma.com, or follow us on Twitter, LinkedIn or Instagram.

About Strongbridge Biopharma plc

Strongbridge Biopharma plc is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Strongbridge’s rare endocrine franchise includes RECORLEV® (levoketoconazole), an adrenal steroidogenesis inhibitor with a New Drug Application that is currently under review by the FDA for the treatment of endogenous Cushing’s syndrome, and veldoreotide extended release, a pre-clinical next-generation somatostatin analog being investigated for the treatment of acromegaly and potential additional applications in other conditions amenable to somatostatin receptor activation. Both RECORLEV and veldoreotide have received orphan drug designation from the FDA and the European Medicines Agency. The company’s rare neuromuscular franchise includes KEVEYIS® (dichlorphenamide), the first and only FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis. KEVEYIS has orphan drug exclusivity in the United States.

Forward-Looking Statements

Any statements in this press release about future expectations, plans and prospects for Xeris Pharmaceuticals, Inc., including statements regarding the market and therapeutic potential of its products and product candidates, expectations regarding clinical data or results from planned clinical trials, the timing or likelihood of regulatory approval and commercialization of its product candidates, the timing and likelihood of the consummation of the Strongbridge Biopharma acquisition, the timing or likelihood of expansion into additional markets, the timing or likelihood of identifying potential development and commercialization partnerships, the potential utility of its formulation platforms and other statements containing the words “will,” “would,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, without limitation, the impact of COVID-19 on its business operations, its reliance on third-party suppliers for Gvoke® and Ogluo®, the regulatory approval of its product candidates, its ability to market and sell its products, if approved, and other factors discussed in the “Risk Factors” section of the most recently filed Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Xeris’ subsequent filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Xeris expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Allison Wey

Senior Vice President, Investor Relations and Corporate Communications

awey@xerispharma.com

312-736-1237

Responsibility Statement Required by the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the Irish Takeover Rules)

The directors of Xeris accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the Xeris directors (who have taken all reasonable care to ensure that such is the case) the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Strongbridge or Xeris, all ‘dealings’ in any ‘relevant securities’ of Strongbridge or Xeris (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30pm (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the scheme of arrangement becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Strongbridge or Xeris, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Strongbridge by Xeris or ‘relevant securities’ of Xeris by Strongbridge, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in single quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.